PAUL DAVID MAROTTA (CA State Bar No. 111812)
MEGAN JEANNE (CA State Bar No. 251294)
THE CORPORATE LAW GROUP
1342 ROLLINS ROAD
BURLINGAME, CA 94010
Telephone: (650) 227-8000
Facsimile: (650) 227-8001
Email: paul@tclg.com
megan@tclg.com

TRENT J. WADDOUPS
CARR & WADDOUPS
ATTORNEYS AT LAW, LLC
8 EAST BROADWAY, SUITE 609
SALT LAKE CITY, UTAH 84111
Telephone: (801) 363-0888
Facsimile: (801) 363-8512
Email: trent@cw-law.net

Attorneys for Defendant
MENTOR CAPITAL, INC., a Delaware corporation

UNITED STATES DISTRICT COURT FOR

THE DISTRICT OF UTAH

GENA GOLDEN, an individual and SUSAN GOLDEN, an individual, Plaintiffs, v. MENTOR CAPITAL, INC., a Delaware corporation, LABERTEW & ASSOCIATES, a Utah limited liability company, and MICHAEL L. LABERTEW, an individual, Defendants. ——— MENTOR CAPITAL, INC., a Delaware corporation, Third-Party Plaintiff, v. RICHARD GOLDEN, an individual, and SCOTT VAN RIXEL, an individual, Third-Party Defendants.	CIVIL ACTION NO. 2:15-CV-00176-JNP-BCW Honorable Jill N. Parrish Magistrate Brooke C. Wells MENTOR CAPITAL, INC.'S MOTION FOR RECONSIDERATION OF THE COURT'S ORDER GRANTING PLAINTIFFS' MOTION FOR PARTIAL SUMMARY ADJUDICATION, AND MEMORANDUM OF POINTS AND AUTHORITIES IN SUPPORT THEREOF

TABLE OF CONTENTS

Page

TABLE OF AUTHORITIES

Page

Cases

Statutes

Rules

Treatises

I. MOTION FOR RECONSIDERATION

Mentor brings this Motion, under Fed.R.Civ.P. 54(b) and 59(e), for Reconsideration of the Court's September 25, 2017 order granting Plaintiffs' Motion for Partial Adjudication as to Count I of their Second Amended Complaint ("Order") on the grounds that (i) since filing its opposition on November 10, 2016, Mentor has obtained new evidence and facts, (ii) the Order contains incorrect facts and information, and (iii) the declaration of ineffectiveness of the Plan is manifestly unjust to thousands of Mentor creditors who have operated under the Plan for 17 years.

II. RELIEF SOUGHT

Mentor was surprised by the Court's Order. Mentor asks the Court to reconsider its September 25, 2017 Order, vacate that Order, and deny Plaintiffs' Motion for Summary Adjudication ("Plaintiffs' Motion").

Since opposing Plaintiffs' Motion, Mentor conducted discovery including deposing Susan, Gena, and Richard Golden. Mentor has more outstanding discovery due from the Goldens and Scott Van Rixel ("Van Rixel")[1]. As a result, Mentor learned substantial new material facts directly related to (i) the privity element required by Count I of Plaintiffs' Second Amended Complaint ("Complaint"), and, thus, their standing and (ii) the securities registration exemptions available for the shares of Mentor stock held by Plaintiffs.

The primary points made in this motion are as follows:

1. Subsequently discovered evidence belies Plaintiffs' claims that Mentor knew Susan and Gena Golden were paying for shares of Mentor stock; this evidence shows a genuine dispute as to the purchaser of the Mentor shares, the seller thereof, and, in turn, privity between the parties.

2. The unauthenticated August 6, 2014 email message from Chet Billingsley is not, and never was, what it is argued to be. The relationship between the plaintiffs and Van Rixel, especially how that relationship was represented to Mentor, is material because it impacts the securities registration exemptions available for Plaintiffs' shares.

3. Declaring Mentor's Bankruptcy Plan ineffective operates as a forfeiture of rights of bankruptcy stakeholders not before the Court; an action manifestly unjust to those persons.

4. The Order is an improper collateral attack on a Bankruptcy Court order.

[1] In contrast, Plaintiffs' Motion was brought without conducting even one deposition.

5. The Bankruptcy Plan, as an agreement between Mentor and its creditors and stakeholders, should be analyzed under contract law.

6. The Supreme Court's recent decision holds that the statute of repose for a violation of Section 12 of the Securities and Exchange Act ("§12") is three years from the time of offer.

Some of the newly discovered evidence include that:

1. Van Rixel stipulated that *his family trust* purchased 105,000 shares of Mentor common stock for an aggregate purchase price of $204,750.[2]

2. Richard Golden learned about the Mentor securities only through reading the Bhang Chocolate – Mentor Capital Cannabis Brands Cooperative Funding Agreement (the "Bhang Agreement"); securities which were only offered to the three principals of Bhang Chocolate Company, Inc. ("Bhang"): Van Rixel, Richard Sellers ("Sellers"), and William Waggoner ("Waggoner").

3. Neither of the plaintiffs nor Mr. Golden ever communicated directly with any person from Mentor prior to the purchase of Mentor shares from Van Rixel.

4. Neither of the plaintiffs, Mr. Golden, nor Van Rixel ever told any person from Mentor, including Chet Billingsley, that the persons to whom Van Rixel wanted to 'gift' the shares of Mentor stock were paying Van Rixel for those shares.

5. Neither of the Plaintiffs nor Mr. Golden understand that exemptions from the registration requirements of Section 5 of the Securities Act of 1933 other than under Section 1145 of the Bankruptcy Code ("§1145") apply to the shares of Mentor stock they purchased from Van Rixel.

6. Neither of the Plaintiffs nor Mr. Golden were ever told that the shares of Mentor stock were rejected for deposit with a broker because they were restricted.[3]

7. Neither of the Plaintiffs nor Mr. Golden were ever told that the shares of Mentor stock were rejected for deposit by a broker because Mentor's Plan was ineffective, amended Articles were not timely filed, or they were purchased on exercise of warrants.

For all of foregoing, the Order should be vacated and Plaintiffs' Motion should be denied.

III. GROUNDS FOR RELIEF

A. Motion for Reconsideration

Mentor brings this motion for reconsideration pursuant to Federal Rules of Civil Procedure

---

[2] See Request for Judicial Notice, Ex. A, ¶¶6 and 9. Consequently, Plaintiffs' shares may be returned to Mentor in exchange for approximately $2.45 per share.

[3] This is important. Plaintiffs' argument that the Bankruptcy exemption does not apply to the stock they bought from Van Rixel is made for convenience; as a reason to complain against Mentor. Plaintiffs and Mr. Golden deny that anyone ever told them that they could not deposit their stock because §1145 did not apply. In other words they suffered no real world issue with their stock due to any bankruptcy or securities failing.

54(b) and 59(e)[4]. A motion for reconsideration may be warranted on several grounds including, "(1) an intervening change in the controlling law, (2) new evidence previously unavailable, and (3) the need to correct clear error or prevent manifest injustice." *Servants of Paraclete v. Does*, 204 F.3d 1005, 1012 (10th Cir. 2000), citing *Brumark Corp. v. Samson Resources Corp.*, 57 F.3d 941, 948 (10th Cir. 1995). Therefore, a motion for reconsideration may be appropriate, "where the court has misapprehended the facts, a party's position, or the controlling law." *Id.*, *see also* Fed.R.App.P. 40(a)(2)(similar grounds for a rehearing). Both of tests (2) and (3) are present here.

As a result of additional discovery, Mentor has obtained relevant evidence and facts which show a genuine dispute of material facts related to Plaintiffs' cause of action for violation of §12 (Count I of their Complaint), including whether privity exists between either of the plaintiffs and Mentor and whether any securities registration exemptions exist.

Additionally, several of the undisputed facts included in the Order are provably false, or at least in dispute, including several facts apparently taken from the Declaration of Richard Golden, dated September 24, 2015, and attached as Exhibit B to Plaintiffs' Reply Brief ("Golden Declaration"). During his May 3, 2017 deposition, Mr. Golden admitted that several statements in his eight paragraph declaration under penalty of perjury are, in fact, false.

Lastly, whether anticipated by the Court or not, the practical effect of declaring the 17 year-old ineffective Plan is harmful to Mentor, its current and former creditors, its shareholders, its warrant holders, its officers, directors, and employees, and all of its other stakeholders. And even if the Bankruptcy stakeholders were not damaged, all §12 claims related to Mentor issuing warrants are barred by the three year statute of repose in Section 13 of the Securities Act of 1933.

B. Summary Judgment Standards and Burdens

Mentor challenges the determination that no genuine dispute of material fact existed as to

[4] In reference to a motion filed pursuant to "Federal Rules of Civil Procedure 50, 52(b), 56, 57, 59, 60 and 62, and 'any other applicable rule of law'", the court has held that, "'regardless of how it is styled or construed" a timely filed motion, "that questions the correctness of the judgment is properly treated as a Rule 59(e) motion.'" *Phelps v. Hamilton*, 122 F.3d 1309, 1323 (10th Cir. 1997), citing *Vreeken v. Davis*, 718 F.2d 343, 345 (10th Cir. 1983).

Count I of Plaintiffs' Complaint.[5] The Supreme Court has held that, "summary judgment will not lie if the dispute about a material fact is 'genuine,' that is, if the evidence is such that a reasonable jury could return a verdict for the nonmoving party." *Anderson v. Liberty Lobby, Inc.*, 477 U.S. 242, 248 (1986). Moreover, at "the summary judgment stage the judge's function is not [] to weigh the evidence and determine the truth of the matter but to determine whether there is a genuine issue for trial." *Id.* at 249. In short, "if an inference can be deduced from the facts whereby the non-movant might recover, summary judgment is inappropriate." *Henderson v. Inter-Chem Coal Co., Inc.*, 41 F.3d 567, 570 (10th Cir. 1994), citing *Stevens v. Barnard*, 512 F.2d 876, 878 (10th Cir. 1975).

In addition to several declarations submitted by Mentor, Mentor's opposition pointed to at least 21 additional disputed facts that go directly to who, "purchased," the 75,000 shares of Mentor common stock in Plaintiffs' possession [6]. The identities of the purchaser and seller are material to both the privity element required for §12 and the identification and applicability of available securities registration exemptions.

If the shares purchased by Van Rixel actually were *gifted* to the Goldens as Van Rixel said, several registration exemptions could exist, including exemptions under Section 4(2), Regulation D, and Securities Act Rule 144. If Van Rixel *purchased* the shares and then sold them to the Goldens, different registration exemptions could apply[7].

Under *Busch v. Carpenter*, 827 F.2d 653 (10th Cir. 1987) a non-moving issuer is *not*

---

[5] For example, it is not incumbent on Mentor to *prove* an exemption here. It is only incumbent on Mentor to point out that there are several exemptions from registration that could apply to these facts, thus creating a genuine issue of material fact which necessitates a trial.

[6] Plaintiffs, on the other hand, identified one fact by pointing to their unverified Complaint and attached to their Reply memorandum two declarations (one of which includes admittedly false statements), two unauthenticated letters, and one unauthenticated email for which no context was provided. None of this 'evidence' meets admissibility standards.

[7] However, Van Rixel *re-selling* the shares created other securities issues since he was arguably an affiliate of Mentor (as Mentor was obligated to put him on its Board) and therefore held restricted shares only capable of resale through a broker transaction. *See*, e.g., Rule 144(b)(2) and (f). And, in such event, the sale by Mentor to Van Rixel would have been clearly exempt under Regulation D as a sale to a Board member.

required to *prove* that an exemption from registration applies. *Busch* concerned cross-motions for summary judgment and the lower court's grant of summary judgment *for the issuer defendant*.

Unlike *Busch* Mentor was not moving for summary judgment here. Mentor intends to file its own motion for summary judgment at a later date once it completes discovery.[8] There is no burden on the issuer other than identifying fact questions concerning exemptions that could apply. *Busch, supra, at* 657[9]. How the Plaintiffs came to hold Mentor shares is relevant to which exemptions may apply. Such a determination is fact-driven and this material dispute should be left to the trier of fact.

A reasonable jury could find incredible the Goldens' unsupported facts related to ownership of the Mentor shares and, as such, one or more exemptions from registration may apply to the securities they now hold.

IV. ARGUMENT[10]

A. The Declaration of Richard Golden Includes Incorrect Statements and Facts.

Several statements in Richard Golden's Declaration are admitted by him to be false[11]. Yet they seem to have been adopted by the Court.[12] In addition to those identified in footnotes, the

[8] Mentor notes that its own efforts to complete discovery (all of which was propounded before the discovery cutoff) have been stalled by Plaintiffs. The Goldens have been ordered to serve complete responsive responses by November 2nd.

[9] *Busch* also cites to *Securities & Exch. Com'n v. Murphy*, 626 F.2d 633, 641 (9th Cir. 1980) which found that "On a motion for summary judgment, however, 'it is the moving party who carries the burden of proof; he must show that no genuine issue of material fact exists ... even though at trial his opponent would have the burden of proving the facts alleged.'" *Doff v. Brunswick Corp.*, 372 F.2d 801, 805 (9th Cir. 1966), *cert. denied*, 389 U.S. 820 (1967). Although the SEC introduced evidence that a defendant violated the registration provisions, the SEC was entitled to summary judgment "only if it demonstrated that there was no genuine issue of material fact as to [defendant's] affirmative defense or that, viewing the evidence and the inferences which could be drawn therefrom in the light most favorable to [defendant], the SEC was clearly entitled to prevail as a matter of law." *Id.*

[10] In accordance with DUCivR 7-1(a)(3), Mentor has limited the Argument portion of this Memorandum to 10 pages.

[11] At several points in his declaration Mr. Golden included admittedly erroneous statements (e.g., misidentifying his wife and daughter, ¶¶2 & 6). [See also Marotta Decl. ¶¶121, 122, and 123]. While not all such facts are material, the fact that several of the statements in the eight paragraph declaration are incorrect speaks to the credibility of the declaration.

[12] Similarly, referenced Exhibit A is missing. Even if Mentor and the Court assume that this missing Exhibit A is the

erroneous facts include that, "The Goldens and Mr. Van Rixel sought to confirm with Mentor that the shares were unrestricted. Mr. Billingsley responded via e-mail that, 'The [shares] are unrestricted and fall under the exemption from registration afforded under Section 1145 [of the Bankruptcy Code].'" [Order, Undisputed Fact No. 17]. This stated fact is erroneous.

As seen from the email attached as Exhibit B to Van Rixel's Declaration [Dkt. #77], the "Richard" in question is clearly Richard *Sellers*, an officer of Bhang, not Richard Golden.[13] Richard Golden never sought to confirm anything with Mentor and Mentor never confirmed anything to him. Mentor had no idea who Richard Golden was when Van Rixel bought Mentor stock. In fact Richard Golden testified that he got all of his information from a draft of the Bhang Agreement. [See, *e.g.* Marotta Decl. ¶¶ 81, 72 – 80, 82, 89 – 92, 95, 99, and 103].

Basing the Order on the disputed facts of Richard Golden's Declaration is not only improper, but sets a bad precedent and is manifestly unjust to Mentor. If no other argument for reconsideration is persuasive, the Order should be reconsidered because it is based on facts which are, by Plaintiffs' own admission, incorrect.

B. <u>New Evidence Shows Even More Facts in Dispute as to the Purchaser of Mentor Shares: Neither Plaintiff Nor Richard Golden Had Any Contact With or Paid Any Funds to Mentor.</u>

The Supreme Court held that §12(a)(2) does not apply to a private contract for a secondary market sale of securities[14]. *Gustafson v. Alloyd Co.*, 513 U.S. 561 (1995). The new evidence

---

same Exhibit A as attached to Richard Golden's declaration submitted in support of Plaintiffs' opposition to Mentor's Motion to Dismiss the Second Amended Complaint [Dkt. #46-1], the email attached to Mr. Golden's declaration does not say anything about shares being, "freely tradable," so the representation of the evidence by Mr. Golden is inconsistent with the actual evidence.

[13] It is also important to note that Mr. Golden's Declaration, dated two years earlier, was originally submitted in opposition to Mentor's Motion To Dismiss [Dkt #36-1], and Mentor already pointed out to Plaintiffs that several of these 'facts' were incorrect, including that the "Richard" to whom Billingsley sent an email was Richard Sellers, not Golden [Dkt #47]; yet Plaintiffs resubmitted Golden's Declaration with its Reply without any corrections.

[14] §12(a)(1) also only allows a purchaser to bring an action against the immediate seller of the unregistered securities at issue. As held, "strict privity remains an essential element of the section 12(1) claim." *In re Laser Arms Corp. Sec. Lit.*, 794 F.Supp. 475, 482 (S.D.N.Y. 1989)("aiding and abetting is not a sufficient substitute for the strict privity requirement of section 12(1)").

learned by Mentor through discovery and depositions show genuine disputes as to the material facts concerning the privity element of Count I of Plaintiffs' Complaint. If no privity exists between the plaintiffs and Mentor, Plaintiffs' standing is also called directly into question.

During depositions of the Goldens Mentor learned that: (i) neither plaintiff had any contact with any person from Mentor at any point in time, (ii) Richard Golden had absolutely no interactions with any person from Mentor until several weeks after he purchased securities from Van Rixel, (iii) Richard Golden learned of Mentor and the offer of securities solely through the Bhang Agreement[15] and emails forwarded to him from Van Rixel, (iv) 100% of the Goldens' funds were paid directly to Van Rixel, none were received by Mentor, and no one ever told Mentor that the Goldens had paid for the shares until July 25, 2014[16], (v) neither of the plaintiffs even had the funds available to pay for the Mentor shares on the date they claimed to have purchased them, (vi) none of the Goldens were ever told that their shares were rejected for deposit with a broker because the shares were restricted, and (vii) since late 2016 Plaintiffs have had the ability to return their shares to Mentor in exchange for approximately $2.45 per share. Van Rixel also stipulated that his family trust purchased 105,000 shares of Mentor stock that were issued in part to plaintiffs.

The case highlighted by the Court to show that Plaintiffs were the purchasers is not quite on-point with the facts here[17]. In that case McDonald was well-known by and had a long-standing relationship with his broker, Mrs. DeCasenave, who had "regularly serviced…[his] account for about three years." *Lewis v. Walston & Co, Inc.*, 487 F.2d 617, 619 (5th Cir. 1973). Additionally, McDonald participated in several meetings with Allied Automation's officers including one

---

[15] The Bhang Agreement limited the offer of Mentor securities to "Bhang management", e.g., Van Rixel, Sellers, and Waggoner. Despite Richard Golden's claims that he was acting as Bhang's counsel, Van Rixel testified that Bhang had no legal representation in connection with the Bhang Agreement. See Jeanne Decl. ¶¶5-8, 10-13, Exs. A and B].

[16] See Mentor's Additional Disputed Material Facts [Dkt. #71-1, Facts 1, 2, 4, 5, 6, 10, 13, and 15, among others]; Marotta Decl. ¶¶ 22, 23, 24, 40 (as to Susan Golden), 48, 57, 63, 64, 66 (as to Gena Golden), 72, 77, 78, 89, 117, and 125 (as to Richard Golden); Billingsley Decl. ¶ 15.

[17] *Lewis* was also subsequently overruled by *Pinter v. Dahl*, 486 US 622 (1988) when the Supreme Court held that "§ 12's failure to impose express liability for mere participation in unlawful sales transactions suggests that Congress did not intend that the section impose liability on participants collateral to the offer or sale." *Id.* at 650, fn. 25

meeting which lasted over an hour and a half. Although McDonald did use funds from other people to purchase the shares of Allied stock, he planned on keeping such shares in his name until Allied Automation went public. As determined by that court, the test to determine the "seller" of securities, is "whether the party is the 'proximate cause' of the sale." *Id.* at 622. Proximate cause must be determined by the factfinder[18].

No similar facts exist here. Mentor offered its securities to Van Rixel, Sellers and Waggoner as part of Bhang management. Golden did not represent Bhang as a lawyer, and his wife and daughter were not, "Bhang management." Mentor did not interact with any Golden in any way prior to issuance of the stock and Mentor received no money from any Golden. Who actually purchased and paid Mentor for the shares and how the Goldens came to hold 75,000 shares goes directly to the privity element of Plaintiffs' claims.[19]

As Mentor discovered new evidence concerning the privity element of Plaintiffs' Count I which shows a genuine dispute as to the material facts related to the purchaser of the Mentor shares, Mentor requests that the Court reconsider and vacate its Order and deny Plaintiffs' Motion.

C. <u>There are Serious Problems with the Challenge to Mentor's Bankruptcy.</u>

1. <u>Declaring Mentor's Bankruptcy Plan Ineffective Operates as a Forfeiture of Rights of Many Parties Not Before the Court.</u>

For 17 years Mentor and both its secured and unsecured creditors have operated under the terms of the Plan, including creditors' agreements to exchange their debt for Mentor warrants and the creditors' recovery of over $10,000,000 of that debt through exercise of the warrants and sale of the underlying shares of common stock. To undo all of the benefits gained by Mentor's creditors, shareholders, stakeholders, warrant holders, and Mentor itself, for two persons whose

---

[18] Questions of proximate cause are adjudicated on summary judgment only "if the facts are not in dispute and 'reasonable persons could not differ about the application to those facts of . . . `proximate cause.'" *Trask v. Franco*, 446 F.3d 1036, 1047 (10th Cir. 2006), citing W. Page Keeton et al., *Prosser and Keeton on Torts* § 45, at 321 (5th ed.1984). Mentor demonstrates that the sale of shares to plaintiffs was the result of Van Rixel's actions, not Mentor's.

[19] Van Rixel had reason to mislead Mentor regarding who was purchasing these shares since all purchases by Bhang management resulted in further investment in Bhang. All money sent by Van Rixel was sent right back to Bhang as part of Mentor's investment in Bhang. See Billingsley Decl. ¶¶ 36-42.

shares were never rejected for deposit by any broker on such basis, and who have been able to return their shares to Mentor, with interest, for over a year, on the grounds that the Plan was ineffective, is astounding.

A bankruptcy plan is deemed to be "substantially consummated" upon "[i] transfer of substantially all of the property proposed by the plan to be transferred; [ii] the reorganized debtor's assumption of the debtor's business; and [iii] commencement of distribution under the plan." 11 U.S.C. §1101(2). Courts generally loath reversing confirmation or final decrees of the Bankruptcy Court when a plan has been substantially consummated and if the result would be inequitable:

> "a court should apply the doctrine when reaching the merits would be unfair or impractical, taking into consideration the following questions: ¶'…(2) Has the appealed plan been substantially consummated? (3) Will the rights of innocent third parties be adversely affected by reversal of the confirmed plan? (4) Will the public-policy need for reliance on the confirmed bankruptcy plan — and the need for creditors generally to be able to rely on bankruptcy court decisions — be undermined by reversal of the plan? (5) If appellant's challenge were upheld, what would be the likely impact upon a successful reorganization of the debtor? And (6) based upon a quick look at the merits of appellant's challenge to the plan, is [the argument] legally meritorious or equitably compelling?'"

In re Stephens, 704 F.3d 1279, 1282-1283 (10th Cir. 2013), citing *In re Paige*, 584 F.3d 1327, 1339 (10th Cir. 2009)(adopting the equitable mootness doctrine; a court may decline to hear appeal of a bankruptcy court's decision where "reaching the merits would be unfair or impracticable"); *see* also *In re Metromedia Fiber Network, Inc.*, 416 F.3d 136, 144 (2nd Cir. 2005)("When a plan has been substantially consummated, an appeal should be dismissed unless several enumerated requirements are satisfied,"); *In re UNR Indus.*, 20 F.3d 766, 769 (7th Cir. 1994)("In common with other courts of appeals, we have recognized that a plan of reorganization, once implemented, should be disturbed only for compelling reasons."). The question "is not solely whether we *can* provide relief without unraveling the Plan, but also whether we *should* provide such relief in light of fairness concerns." *In re Metromedia*, 416 F.3d at 145.

The Order operates to essentially unwind 17 years of transactions and reliance by Mentor and its creditors. Thousands of creditor / warrant holders have recovered millions of dollars from the exercise of their warrants and sale of Mentor shares. Undoing all of this by declaring the Plan

ineffective is inequitable to the non-party creditors and is a forfeiture of such creditors' property in violation of the Fifth and Fourteenth Amendments of the US Constitution.

Additionally, at no point in §1145, a "Postconfirmation Matter", is there any requirement that the Plan be effective to claim such exemption. In fact, many courts have upheld the §1145 securities exemptions for *proposed plans*. *In re Stanley Hotel, Inc.,* 13 BR 926, 933 (Bankr. D. Colo. 1981)("If the combination of the purchase agreement, deed of trust, and plan constitutes a security as Mr. Normali contends, clearly that security is 'issued under' this plan, for without the plan, no 'security' would be offered at all!"); *In re Food City, Inc.*, 110 BR 808, 810 (Bankr. WD Tex. 1990)(§1145 is "salutary not regulatory" and it merely "operates to excuse debtors from the cumbersome registration process that might otherwise be imposed by state and federal securities laws on proposed reorganization plans.").

The fact that the Plan was confirmed, accepted by the SEC and FINRA, and has been operating without issue for 17 years should be sufficient evidence that any perceived problem with the Plan is inconsequential and the Plan should be left alone.

2. <u>The Order is an Improper Collateral Attack on the Bankruptcy Court</u>.

The Supreme Court disfavors collateral attacks. It has said that:

> "Persons who have no right to appeal from a final judgment — either because the time to appeal has elapsed or because they never became parties to the case — may nevertheless collaterally attack a judgment on certain narrow grounds. If the court had no jurisdiction over the subject matter, or if the judgment is the product of corruption, duress, fraud, collusion, or mistake, under limited circumstances it may be set aside in an appropriate collateral proceeding…In both civil and criminal cases, however, the grounds that may be invoked to support a collateral attack are much more limited than those that may be asserted as error on direct appeal." *Martin v. Wilks*, 490 US 755, 771-772 (1989) [emphasis added; citations omitted].

Here, Plaintiffs opportunistically attack Mentor's 17 year old Bankruptcy Plan, creating confusion and uncertainty for the thousands of Mentor creditors and shareholders who have taken advantage of the Plan, had debts cancelled, and received warrants.

The Supreme Court found that collaterally attacking a bankruptcy court order in another district should not be permitted as it seriously undercuts, "the orderly process of the law." *Celotex*

v. Edwards, 514 US 300, 313 (1995).

3. The Bankruptcy Plan Should be Analyzed Under Contract Law.

The Plan was a contract for the settlement of various claims. All parties and stakeholders involved in that proceeding have treated the contract for all purposes as fully performed. That this Plan contract was entered into under supervision of a court does not alter its essence as a settlement of litigation and potential litigation. Therefore, contract law and the doctrine of substantial performance should be followed in interpreting the Plan.

Section 6.7 merely created a default date of effectiveness without creating a condition precedent (consisting of a mostly-meaningless ministerial act of filing with a state agency) as compared to the viability of *literally* everything else the bankruptcy court thought it was doing. Only this interpretation matches with the fact that all involved creditors treated the Plan, Mentor, discharge of their claims, and their warrants, as effective.

Judged in the proper light of a contract, Mentor's efforts at performance and the effects of non-performance become important in determining breach or satisfaction. Therefore, the actions by Mentor's Board, correspondence with the California Secretary of State, the filed Articles noting the number of shares as unchanged, Mentor's contacts with its lawyers around the time the filing was due, the purpose of the amendment, the impact on other parties of non-performance, all become important facts at trial for a trier of fact to determine compliance with Plan obligations.

D. The Section 12 Statute of Repose has Long Ago Run with Regard to Any Claim Related to Securities Issued under Mentor's Bankruptcy.

Though Plaintiffs have never clarified whether their §12 claim is under subpart (a)(1) or (a)(2), the statute of repose for either is three years. The latest a §12 claim may be brought is, "three years after the security was bona fide offered to the public," or "three years after the sale." 15 U.S.C. §77m ("§13"). A security issued under §1145 in exchange for debt is "deemed to be a public offering." 11 U.S.C. §1145(c). Since the warrants and underlying shares at issue were issued by Mentor in 2000 as part of its bankruptcy, all possible statutes of repose ran in 2003.

Recently, the Supreme Court found that statutes of repose, such as the three year bar found

in §13, "effect a legislative judgment that a defendant should be free from liability after the legislatively determined period of time." *CalPERS v. ANZ Sec., Inc.*, 137 S. Ct. 2042, 2045 (2017), citing *CTS Corp. v. Waldburger*, 134 S. Ct. 2175, 2183 (2014). Further the statute "runs from the defendant's last culpable act (the offering of the securities), not from the accrual of the claim" to the plaintiffs. *Id.* The Court held that the petitioner's untimely filing of its complaint more than three years after the relevant securities offering was grounds for dismissal.[20]

As part of its bankruptcy structure, approved by the Court and Mentor's creditors, Mentor issued approximately 28 million warrants to creditors which, by the terms of the Plan, may be transferred to new warrant holders who can then exercise. This is how Van Rixel came to own the warrants he exercised in March 2014. No new warrants or securities were issued to Van Rixel, or Plaintiffs, by Mentor. Van Rixel was assigned a warrant originally issued in 2000, which he then exercised in accordance with the warrant terms agreed in the bankruptcy.

As to Plaintiffs' claims that they did not know the shares arose from warrants [See ¶¶ 9 and 21 of the Complaint], the Bhang Agreement mentions warrants dozens of times. Since that is the document on which Richard Golden says he relied [Marotta Decl., ¶¶ 102, 116, 118, 128, 134, etc.] in purchasing Mentor stock from Van Rixel, the claim of ignorance must be false.

E. Mentor Reasserts Its Objections to Plaintiffs' Undisputed Fact No. 9 and to the Declarations and Exhibits Attached to Plaintiffs' Reply Memorandum.

1. Plaintiffs' Unverified Complaint is Not Evidence.

The entirety of Plaintiffs' motion was supported by (i) two allegations in their unverified Complaint, and (ii) the declaration of a paid expert. It is well settled that in, "certain circumstances a verified pleading may itself be treated as an affidavit in support of a motion for summary judgment, but only if it satisfies the standards for affidavits set out in Rule 56(e)." *Hall v. Bellmon*, 935 F.2d 1106, 1111 (10th Cir. 1991), citing *Gordon v. Watson*, 622 F.2d 120, 123 (5th Cir. 1980).

Mentor objected to Plaintiffs' Fact No. 9 which was supported only by paragraphs 16 and

[20] The Supreme Court also found that no equitable tolling could apply to a statute of repose under §13.

17 of their unverified Complaint. The Complaint, including paragraphs 16 and 17, does not meet the requirements for an affidavit under Rule 56(e) because, as learned by Mentor during Plaintiffs' depositions, the allegations were not made on personal knowledge and were not made by any person who was competent to testify on the matters set forth in the Complaint. Fed.R.Civ.P. 56(c)(4). [See e.g., Marotta Decl., ¶ 20] Neither plaintiff had knowledge about the Mentor securities, the transaction itself, or how they each came to own the securities nor did either plaintiff have any knowledge regarding the registration of Mentor's securities or the understanding of what that even meant.

2. <u>Unauthenticated Exhibits and Declarations Attached to a Reply Memorandum are not Evidence.</u>

Plaintiffs submitted as part of their reply two declarations, a myriad of unauthenticated documents, and an email which was neither authenticated nor even referenced in Plaintiffs' reply memorandum [Dkt #77]. Mentor timely filed objections to the declarations and exhibits attached thereto on the grounds that such evidence was improper and untimely per Local Rules DUCivR 7-1(b)(1)(B) and 56-1(d) [Dkt #80]. The 10th Circuit has held that materials supporting or opposing a motion for summary judgment may be submitted to the court in one of three ways:

> "…(3) Finally, there are extra-record documents that are not part of the case (e.g., a land deed not produced in discovery). *Unless this type of extra-record document is self-authenticating and intrinsically trustworthy on its face (a rare situation), this type of document must be introduced by affidavit to ensure its consideration by the court…*
>
> "*Unauthenticated documents, once challenged, cannot be considered by a court in determining a summary judgment motion.* In order for documents not yet part of the court record to be considered by a court in support of or in opposition to a summary judgment motion they must meet a two-prong test: (1) the document must be attached to and authenticated by an affidavit which conforms to Rule 56(e); and (2) the affiant must be a competent witness through whom the document can be received into evidence. . . .
>
> "Documentary evidence for which a proper foundation has not been laid cannot support a summary judgment motion, even if the documents in question are highly probative of a central and essential issue in the case." *In re Harris*, 209 BR 990, 996 (BAP, 10th Cir. 1997), citing 11 James Wm. Moore et al., *Moore's Federal Practice* §§ 56.10[4][c][i] & 56.14[2][c] (3d ed. 1997) (footnotes omitted) (emphasis added).

accord School Dist. No. 1J v. ACandS, Inc., 5 F.3d 1255, 1261-1262 (9th Cir. 1993) (failure to

attach contracts referred to in affidavit testimony supported trial court's determination to deny summary judgment), *cert. denied*, 512 U.S. 1236, (1994); *Investors Credit Corp. v. Batie (In re Batie)*, 995 F.2d 85, 89 (6th Cir. 1993) "[D]ocuments . . . [that] are not part of the 'pleading, depositions, answers to interrogatories, and admissions on file,' can only enter the record as attachments to an appropriate affidavit to constitute a basis for summary judgment."); *Canada v. Blain's Helicopters, Inc.*, 831 F.2d 920, 925 (9th Cir. 1987) ("It is well settled that unauthenticated documents cannot be considered on a motion for summary judgment. In order to be considered by the court, 'documents must be authenticated by and attached to an affidavit that meets the requirements of [Fed.R.Civ.P.] 56(e) and the affiant must be a person through whom the exhibits could be admitted into evidence.' This court has consistently held that documents which have not had a proper foundation laid to authenticate them cannot support a motion for summary judgment.") (alteration in original; some footnotes and citations omitted)).

Federal Rule of Evidence 901 "makes authentication a condition precedent to admissibility that can be 'satisfied by evidence sufficient to support a finding that the matter in question is what its proponent claims.'" Fed.R.Evid. 901(a); *In re Harris*, 209 BR at 997, citing *Citibank South Dakota v. Dougherty (In re Dougherty)*, 84 B.R. 653, 655 (9th Cir. BAP 1988) ("The essential question for authentication purposes is whether a reasonable jury could conclude that the evidence is what its proponent claims it is.").

As stated in Mentor's original objection, Exhibit E had never been introduced into evidence and was not authenticated, and Plaintiffs never deposed Billingsley about Exhibit E or anything else, yet the email appears to form a substantial basis of the Court's Order. Such evidence should never have been considered by the Court and Mentor reasserts its objections to such evidence.

3. Even Assuming the Unauthenticated August 6, 2014 Email from Billingsley was Appropriate Evidence, the Email is Not What Plaintiffs Claim it to Be.

Even if allowed, the August 6, 2014 email is not the bombshell that Plaintiffs assert. First, the email is incomplete and does not include the attachments sent to Mr. DiTommaso highlighting that Van Rixel purchased the shares. Second, the part of this email to which Plaintiffs point is

nothing more than a recitation of what Billingsley was told by Richard and Adam Golden, in a further attempt to help them deposit the stock in a brokerage. As Mentor was never given the opportunity to provide context of this email, it presents so here in Chet Billingsley's Declaration.

It is important to keep in mind that Billingsley authored this email more than four months after receiving Van Rixel's check but only shortly after learning that the Goldens paid Van Rixel. Billingsley was confirming certain things to an attorney helping to get the shares deposited with a broker. [Billingsley Decl. ¶¶5-22].

Billingsley's statement that "For administrative convenience Scott issued a single check to pay for all shares and then he received checks from the Goldens to reimburse him at cost a few days later." is not an admission of anything. It is undisputed that the Goldens never remitted any funds to Mentor nor ever told Mentor that Plaintiffs were purchasing shares. As Billingsley cannot confirm the truth of transactions between Van Rixel and Goldens of which he was no part, he is merely repeating what the Goldens told him (e.g., that they paid Van Rixel for the 75,000 shares).

As 'support' for this statement Billingsley attached copies of Van Rixel's emails committing to purchasing the 105,000 shares and asking if he could have a portion of the shares issued in others' names. Tellingly, Billingsley muses in the email whether other registration exemptions exist if the transaction did not occur as represented to him. [Billingsley Decl. ¶¶23-30].

All of this equals nothing. Billingsley does not admit privity between plaintiffs and Mentor, does not admit that Mentor sold securities to the Goldens, and does not negate Mentor's contention that it had no idea who the Goldens were at the time the shares were purchased.

V. CONCLUSION

New evidence shows that Plaintiffs' asserted facts (disputed by Mentor) are untrustworthy. Mentor reasserts its objections to Plaintiffs' unverified Complaint and the declarations and exhibits attached to their reply memorandum as evidence in support of their Motion.

Because (i) several material facts on which the Order was based are incorrect, (ii) Mentor

discovered substantial new facts showing a genuine material dispute as to the privity element of Count I, (iii) the Order is manifestly unjust to the thousands of Mentor creditors operating under the Plan for the last 17 years, and (vi) the statute of repose ran in 2003 for any §12 claim related to securities issued under Mentor's bankruptcy, Mentor's motion for reconsideration of the Order should be granted. The Order should be vacated and Plaintiffs' Motion should be denied.

DATED this 23rd day of October, 2017.

The Corporate Law Group

/s/ Megan Jeanne
Megan Jeanne (admitted *pro hac vice*)
Attorneys for Defendant Mentor Capital, Inc.

Trent J. Waddoups
CARR & WADDOUPS
ATTORNEYS AT LAW, LLC
Attorneys for Defendant Mentor Capital, Inc.

CERTIFICATE OF SERVICE

I, Megan Jeanne, Esquire, counsel for the above-named Defendant, hereby certify that the foregoing was filed via this Court's Electronic Case Filing system, which will cause a copy of the this filing to be forwarded to all counsel of record.

Date: October 23, 2017

/s/ Megan Jeanne
Megan Jeanne, Esquire